    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1998.


                                                       REGISTRATION NOS. 2-12685

                                                                         811-734
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]


      POST-EFFECTIVE AMENDMENT NO. 79                            [X]
REGISTRATION STATEMENT UNDER THE


INVESTMENT COMPANY ACT OF 1940                                   [X]


      AMENDMENT NO. 27                                           [X]


                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
                 ONE PARKVIEW PLAZA, OAKBROOK TERRACE, IL 60181
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                           OAKBROOK TERRACE, IL 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                    SKADDEN, ARPS, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                               CHICAGO, IL 60606
                                 (312) 407-0700
                             ---------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 1998 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(i)

     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.

================================================================================
--------------------------------------------------------------------------------

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

                             CROSS REFERENCE SHEET


                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)


                                                                       PROSPECTUS CAPTION
FORM N-1A ITEM                                                         ------------------
PART A
 1.  Cover Page.........................................  Cover Page
 2.  Synopsis...........................................  Prospectus Summary; Shareholder Transaction
                                                          Expenses; Annual Fund Operating Expenses and
                                                            Example
 3.  Condensed Financial Information....................  Financial Highlights
 4.  General Description of Registrant..................  The Fund; Investment Objective and Policies;
                                                          Risks of Medium and Lower-Rated Securities;
                                                            Investment Practices; Description of
                                                            Shares of the Fund
 5.  Management of the Fund.............................  Annual Fund Operating Expenses and Example;
                                                          The Fund; Investment Practices; Investment
                                                            Advisory Services; Inside Back Cover
 6.  Capital Stock and Other Securities.................  The Fund; Alternative Sales Arrangements;
                                                          Purchase of Shares; Shareholder Services;
                                                            Distribution and Service Plans; Redemption
                                                            of Shares; Distributions from the Fund;
                                                            Tax Status; Description of Shares of the
                                                            Fund; Additional Information; Inside Back
                                                            Cover
 7.  Purchase of Securities Being Offered...............  Alternative Sales Arrangements; Purchase of
                                                          Shares; Shareholder Services; Distribution
                                                            and Service Plans
 8.  Redemption or Repurchase...........................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..........................  Inapplicable


                                                          STATEMENT OF ADDITIONAL INFORMATION CAPTION
PART B                                                    -------------------------------------------
10.  Cover Page.........................................  Cover Page
11.  Table of Contents..................................  Table of Contents
12.  General Information and History....................  General Information
13.  Investment Objectives and Policies.................  Risk Factors; Convertible Securities;
                                                          Repurchase Agreements; Options, Futures
                                                            Contracts and Related Options; Investment
                                                            Restrictions; Portfolio Turnover
14.  Management of the Fund.............................  General Information; Trustees and Officers;
                                                            Investment Advisory Agreement
15.  Control Persons and Principal
       Holders of Securities............................  General Information; Trustees and Officers
16.  Investment Advisory and Other
       Services.........................................  General Information; Trustees and Officers;
                                                            Investment Advisory Agreement;
                                                            Distributor; Distribution and Service
                                                            Plans; Transfer Agent; Portfolio
                                                            Transactions and Brokerage; Other
                                                            Information
17.  Brokerage Allocation and Other Practices...........  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.................  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing
       of Securities Being Offered......................  Determination of Net Asset Value; Purchase
                                                          and Redemption of Shares; Exchange Privilege
20.  Tax Status.........................................  Tax Status of the Fund
21.  Underwriters.......................................  Distributor
22.  Calculation of Performance Data....................  Fund Performance
23.  Financial Statements...............................  Report of Independent Accountants; Financial
                                                            Statements; Notes to Financial Statements


PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                  HARBOR FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Harbor Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund seeks to achieve its investment objective by investing principally in debt securities, primarily convertible bonds, and convertible preferred stocks. There is no assurance that the Fund will achieve its investment objective.



    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated April 30, 1998, containing additional information about the Fund is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                    THIS PROSPECTUS IS DATED APRIL 30, 1998.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................     10
Investment Objective and Policies...........................     10
Risks of Medium and Lower-Rated Securities..................     13
Investment Practices........................................     15
Investment Advisory Services................................     19
Alternative Sales Arrangements..............................     21
Purchase of Shares..........................................     24
Shareholder Services........................................     34
Redemption of Shares........................................     38
Distribution and Service Plans..............................     41
Distributions from the Fund.................................     44
Tax Status..................................................     44
Fund Performance............................................     49
Description of Shares of the Fund...........................     51
Additional Information......................................     52
Appendix -- Ratings of Senior Securities....................     53


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Harbor Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek current income, capital appreciation and conservation of capital. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."



INVESTMENT POLICY AND RISKS. The Fund seeks to achieve its investment objective by investing principally in debt securities, primarily convertible bonds, and convertible preferred stocks. The Fund may invest in lower-rated convertible securities (commonly referred to as "junk bonds") which involve additional risks. See "Risks of Medium and Lower-Rated Securities." Use of options, futures contracts and related options may involve additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."


INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares --Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 5.00% on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."


  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed quarterly. Capital gains, if any, are distributed at least annually. Such distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A         CLASS B        CLASS C
                                   SHARES          SHARES          SHARES
                                   -------         -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............    5.75%(1)        None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................     None           None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or                                        Year 1--1.00%
  redemption proceeds)..........     None(2)    Year 1--5.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed)...........     None           None            None
Exchange fee....................     None           None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                        CLASS A     CLASS B     CLASS C
                                        SHARES      SHARES      SHARES
                                        -------     -------     -------
Management Fees (as a percentage of
  average daily net assets)..........    0.54%       0.54%       0.54%
12b-1 Fees (as a percentage of
  average daily net assets)(1).......    0.23%       1.00%(2)    1.00%(2)
Other Expenses (as a percentage of
  average daily net assets)..........    0.27%       0.28%       0.28%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)............................    1.04%       1.82%       1.82%


------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

                                             ONE      THREE     FIVE       TEN
                                            YEAR      YEARS     YEARS     YEARS
EXAMPLE:                                    ----      -----     -----     -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an
  operating expense ratio of 1.04% for
  Class A shares, 1.82% for Class B
  shares and 1.82% for Class C shares,
  (ii) a 5.00% annual return and (iii)
  redemption at the end of each time
  period:
    Class A..............................    $67       $89      $112      $177
    Class B..............................    $68       $87      $114      $193*
    Class C..............................    $28       $57      $ 99      $214
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A..............................    $67       $89      $112      $177
    Class B..............................    $18       $57      $ 99      $193*
    Class C..............................    $18       $57      $ 99      $214


------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover page of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                            CLASS A SHARES
                                      -------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------------------------------
                                       1997     1996     1995      1994      1993     1992      1991     1990      1989     1988
                                      ------   ------   -------   -------   ------   -------   ------   -------   ------   ------
Net Asset Value, Beginning of the
 Period............................   $15.054  $15.05    $13.24    $15.12   $14.95    $14.92   $12.93    $14.05   $12.39   $11.48
                                      -------  ------   -------   -------   ------   -------   ------   -------   ------   ------
 Net Investment Income.............      .600    .566      0.68      0.63     0.69      0.75    0.825     0.995    0.895     0.85
 Net Realized and Unrealized
   Gain/Loss.......................     1.854   1.173      2.25   (1.5625)   1.365    0.6275    2.085   (1.1525)   1.605     1.03
                                      -------  ------   -------   -------   ------   -------   ------   -------   ------   ------
Total from Investment Operations...     2.454   1.739      2.93   (0.9325)   2.055    1.3775     2.91   (0.1575)    2.50     1.88
                                      -------  ------   -------   -------   ------   -------   ------   -------   ------   ------
Less:
 Distributions From and in Excess
   of Net Investment Income........      .730    .555    0.7025      0.62     0.66      0.84     0.92      0.87     0.84     0.84
 Distributions From and in Excess
   of Net Realized Gain............     1.719   1.180    0.4175     0.108    1.225    0.5075       --    0.0925       --     0.13
Total Distributions................     2.449   1.735      1.12    0.9475    1.885    1.3475     0.92    0.9625     0.84     0.97
                                      -------  ------   -------   -------   ------   -------   ------   -------   ------   ------
Net Asset Value, End of the
 Period............................   $15.059  $15.05    $15.05    $13.24   $15.12    $14.95   $14.92    $12.93   $14.05   $12.39
                                      =======  ======   =======   =======   ======   =======   ======   =======   ======   ======
Total Return(a)....................     16.91%  12.08%    22.46%    (6.43%)  13.56%     9.63%   23.08%    (1.23%)  20.59%   16.76%
Net Assets, at End of the Period
 (In Millions).....................   $ 376.4  $373.1    $394.5    $369.7   $432.3    $394.1   $385.5    $336.9   $387.3   $342.1
Ratio of Expenses to Average Net
 Assets(b).........................      1.04%   1.09%     1.00%     1.04%    1.02%     0.99%    0.91%     0.89%    0.76%    0.71%
Ratio of Net Investment Income to
 Average Net Assets(b).............      3.58%   3.60%     4.62%     4.39%    4.37%     5.00%    5.86%     7.29%    6.52%    6.82%
Portfolio Turnover.................       170%    129%      130%      105%     134%       85%      91%       71%      94%      95%
Average Commission Paid Per Equity
 Share Traded(b)...................   $ .0599  $.0605        --        --       --        --       --        --       --       --



                               (Table and footnotes continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                        CLASS B SHARES
                                               ----------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------
                                                 1997       1996       1995       1994     1993(D)   1992(D)(E)
                                               --------   --------   --------   --------   -------   ----------
Net Asset Value, Beginning of the Period.....   $14.992     $14.99     $13.20     $15.07    $14.90      $14.91
                                               --------   --------   --------   --------   -------    --------
 Net Investment Income.......................     0.470      0.437       0.56       0.51      0.56       0.595
 Net Realized and Unrealized Gain/Loss on
   Securities................................     1.848      1.180       2.23    (1.5505)    1.375        0.63
                                               --------   --------   --------   --------   -------    --------
Total from Investment Operations.............     2.318      1.617       2.79    (1.0405)    1.935       1.225
                                               --------   --------   --------   --------   -------    --------
Less:
 Distributions from and in Excess of Net
   Investment Income.........................      6.10      0.435     0.5825      0.502      0.54      0.7275
 Distributions from and in Excess of Net
   realized gain on securities...............     1.719      1.180     0.4175     0.3275     1.225      0.5075
                                               --------   --------   --------   --------   -------    --------
Total Distributions..........................     2.329      1.615       1.00     0.8295     1.765       1.235
                                               --------   --------   --------   --------   -------    --------
Net Asset Value, End of the Period...........   $14.981    $14.992     $14.99     $13.20    $15.07      $14.90
                                               ========   ========   ========   ========   =======    ========
Total Return (a).............................    15.98%     11.19%     21.46%     (7.11%)   12.68%       8.56%
Net Assets at End of the Period (In
 millions)...................................     $81.3      $78.9      $78.1      $71.1     $60.1       $20.0
Ratio of Expenses to Average Net Assets
 (b).........................................     1.82%      1.88%      1.81%      1.84%     1.73%       1.88%
Ratio of Net Investment Income to Average Net
 Assets (b)..................................     2.80%      2.81%      3.81%      3.63%     3.62%       4.08%
Portfolio Turnover...........................      170%       129%       130%       105%      134%         85%
Average Commission Paid Per
 Equity Share Traded (c).....................    $.0599     $.0605         --         --        --          --

                                                                     CLASS C SHARES
                                               -----------------------------------------------------------
                                                                                             OCTOBER 26,
                                                                                                1993
                                                                                            (COMMENCEMENT
                                                        YEAR ENDED DECEMBER 31,            OF DISTRIBUTION
                                               -----------------------------------------   TO DECEMBER 31,
                                                 1997       1996       1995       1994         1993(D)
                                               --------   --------   --------   --------   ---------------
Net Asset Value, Beginning of the Period.....   $15.079     $15.07     $13.25     $15.13         $16.14
                                               --------   --------   --------   --------       --------
 Net Investment Income.......................      .448      0.439       0.56       0.52           0.15
 Net Realized and Unrealized Gain/Loss on
   Securities................................     1.882      1.185       2.26    (1.5705)       (0.0325)
                                               --------   --------   --------   --------       --------
Total from Investment Operations.............     2.330      1.624       2.82    (1.0505)        0.1175
                                               --------   --------   --------   --------       --------
Less:
 Distributions from and in Excess of Net
   Investment Income.........................      .610      0.435     0.5825      0.502          0.125
 Distributions from and in Excess of Net
   realized gain on securities...............     1.719      1.180     0.4175     0.3275         1.0025
                                               --------   --------   --------   --------       --------
Total Distributions..........................     2.329      1.615       1.00     0.8295         1.1275
                                               --------   --------   --------   --------       --------
Net Asset Value, End of the Period...........   $15.080    $15.079     $15.07     $13.25         $15.13
                                               ========   ========   ========   ========       ========
Total Return (a).............................    15.96%     11.20%     21.52%     (7.14%)         0.93%*
Net Assets at End of the Period (In
 millions)...................................      $4.6       $3.6       $3.6       $3.3           $1.1
Ratio of Expenses to Average Net Assets
 (b).........................................     1.82%      1.88%      1.80%      1.84%          1.90%
Ratio of Net Investment Income to Average Net
 Assets (b)..................................     2.79%      2.81%      3.80%      3.72%          3.88%
Portfolio Turnover...........................      170%       129%       130%       105%           134%
Average Commission Paid Per
 Equity Share Traded (c).....................     .0599     $.0605         --         --             --


------------
 *  Non-annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(d) Based on average month-end shares outstanding.
(e) Sales of Class B shares commenced on December 20, 1991 at a net asset value of $14.32 per share. At December 31, 1991, there were 15,738 Class B shares outstanding with a per share net asset value of $14.91. The increase in net asset value was due principally to unrealized appreciation; there were no dividends or distributions paid during the period. Other financial highlights for the Class B shares for this short period are not presented as they are not meaningful.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is a diversified, open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------


  The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund seeks to achieve its investment objective by investing principally in debt securities, primarily convertible bonds, and convertible preferred stocks. The Fund has a fundamental investment policy of investing, under normal market conditions, at least 50% of the Fund's total assets, exclusive of cash, cash equivalents and government securities, in convertible debt securities. There can be no assurance that the Fund will achieve its investment objective.



  Convertible bonds and preferred stocks generally are securities that do not participate in any dividend increases or decreases of the underlying common stocks. However, the market prices of convertible bonds and preferred stocks may be affected by any such dividend changes. The Fund will give priority, where consistent with its other objectives, to the convertible securities and common stocks of companies whose common stocks appear to have good prospects for capital appreciation. This policy will ordinarily emphasize companies that have an established record of growth. However, the Fund may invest in more cyclical companies when the investment can be made at prices considered attractive by the Adviser. The Fund has a fundamental investment policy of not investing more than 45% of its total assets in common stocks.


  Convertible securities rank senior to common stocks in a corporation's capital structure and generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Through careful selection of individual securities, diversification of investments, and by continuing supervision of the investment portfolio, the Adviser strives to reduce risk and thereby conserve principal. While attractive convertible securities of desired quality may not be available in all industries at all times, their general availability is considered by the Adviser to be more than adequate in light of the Fund's investment objectives.

  Debt securities acquired by the Fund are not subject to any limitations as to ratings and may include high, medium, lower and non-rated debt securities. To the extent that the Fund invests a large portion of its total assets in lower-rated securities, the Fund's ability to conserve shareholder capital may be diminished.

  Medium grade debt securities are those rated BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality. Debt securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated debt securities. Debt securities rated Baa by Moody's generally are considered by Moody's as medium grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.


  Lower grade debt securities are those rated between BB and D (inclusive) by S&P, Ba and C by Moody's, comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality, which securities sometimes are referred to as "junk bonds". Debt securities rated BB, B, CCC, CC and C by S&P generally are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation with respect to such securities. While such debt will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated D by S&P are in default. Securities rated Ba are, in Moody's view, judged to have speculative elements; their future cannot be considered as well assured. In Moody's view, often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good and bad times in the future. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of a desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.


  During the fiscal year ended December 31, 1997, the average percentage of the Fund's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the non-rated debt securities, determined on a dollar weighted average, were as follows:





                                 ACTUAL      IMPLIED      TOTAL
                                 ------      -------      ------
AAA............................   2.38%        0.00%        2.38%
AA.............................   5.16%        0.00%        5.16%
A..............................  21.98%        2.01%       23.99%
BBB............................  18.39%        1.87%       20.26%
BB.............................  11.36%        1.96%       13.32%
B..............................  25.41%        8.38%       33.79%
CCC............................   0.52%        0.55%        1.07%
CC.............................   0.00%        0.03%        0.03%
C..............................   0.00%        0.00%        0.00%
D..............................   0.00%        0.00%        0.00%
                                 -----        -----       ------
                                 85.20%       14.80%      100.00%
                                 =====        =====       ======



  In abnormal market conditions, the Fund may invest up to 100% of its assets in cash, cash equivalents and government securities for temporary defensive purposes. Cash equivalents include certificates of deposit, prime commercial paper, bankers' acceptances and repurchase agreements.


  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.


  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

------------------------------------------------------------------------------
RISKS OF MEDIUM AND LOWER-RATED SECURITIES
------------------------------------------------------------------------------

  Debt securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher grade debt securities, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk.


  The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of medium and lower grade debt securities are less sensitive to changes in interest rate and are more sensitive to adverse economic changes or developments with respect to the particular issues than are the secondary market prices of higher grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade debt securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade debt securities as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the debt securities in the Fund's portfolio and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium and lower grade debt securities.


  Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium and lower grade debt securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

  To the extent that there is no established retail market for some of the medium or lower grade debt securities in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade debt securities held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. To the extent that the Fund purchases illiquid debt securities or securities which are restricted as to resale, the Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), such securities may become more liquid.


  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser may consider the credit ratings of Moody's and S&P in evaluating debt securities although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of debt securities held in the Fund's portfolio. Because of the nature of medium and lower rated debt securities, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Adviser than is the case for an investment company which invests primarily in higher grade securities.

  CONVERTIBLE SECURITIES. A "convertible security" includes any debt security which has the right to be converted into any other security or which carries with it the right to purchase any other security, any unit including one of the foregoing, and any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the "premium." When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security. The conversion privilege may take the form of warrants attached to the bond or preferred stock which entitle the holder to purchase a specific number of shares of common stock or other equity security, usually of the same company, at fixed prices for a specified period of time.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may invest up to 25% of its assets in repurchase agreements but will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the value of its net assets. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.


  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the 1933 Act and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to guidelines established by the

Trustees. Restricted securities generally may be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations may not be readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Also excluded from this limitation are securities of other investment companies to the extent permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"), (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. The Fund may use one or more of the following strategies in connection with the equity portion of its portfolio.


  In times of stable or rising stock prices, the Fund generally seeks to be fully invested in the equity securities market. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund also may have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with security market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in equity securities.



  If the Adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling futures contracts, the Fund can purchase puts, or futures puts, to hedge the portfolio's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.



  In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities. The Fund will not enter into a futures contract or related option (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options, thereon would exceed 5% of the Funds total assets taken at current value. However, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Use of options and futures would be likely to increase the Fund's portfolio turnover rate and increase transaction costs.



  POTENTIAL RISKS OF OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets than by purchasing or selling portfolio securities. However, the purchase and sale of options, futures contracts and related options involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.



  In order to prevent leverage in connection with the purchase of futures contracts thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Capital gains realized by the Fund from transactions in options and futures contracts may increase shareholders' tax liability if not offset by capital losses realized by the Fund. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.


  PORTFOLIO TURNOVER. The Fund may purchase and sell securities without regard to the length of time the security is anticipated to be or has been held. The Fund's annual portfolio turnover is shown in the table of "Financial Highlights." The rate may exceed 100% in any given year, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. To the extent short-term trading results in realization of gains on securities held for one year or less, shareholders are subject to taxes at ordinary income rates. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.



  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of shares of the Fund if it reasonably believes that the quality of the execution and the commissions are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  INVESTMENT RESTRICTIONS. The Fund has adopted certain restrictions which, like the investment objective, may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). See the Statement of Additional Information. One of these restrictions provides that the Fund may not invest more than 25% of its assets in securities issued by companies in any one industry.

  In addition to the foregoing, the Fund has adopted additional investment restrictions which may be changed by the Trustees without a vote of shareholders. One of these restrictions provides that the Fund may not invest more than 15% of the value of its total assets in securities of foreign issuers. Such securities may be subject to foreign government taxes which would reduce the income yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns, fluctuating exchange rates and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.


  Another of these restrictions provides that the Fund may not invest more than 10% of its net assets, determined at the time of investment, in illiquid securities and repurchase agreements that have a maturity of longer than seven days.
------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


                 AVERAGE DAILY
                   NET ASSETS                      % PER ANNUM
                 -------------                    -------------
First $350 million..............................  0.55 of 1.00%
Next $350 million...............................  0.50 of 1.00%
Next $350 million...............................  0.45 of 1.00%
Over $1.05 billion..............................  0.40 of 1.00%


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.


  From time to time the Adviser or Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.").



  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by Christine Drusch. Ms. Drusch has been primarily responsible for managing the Fund's investment portfolio since February 1998. Ms. Drusch has been an Assistant Vice President of the Adviser and Advisory Corp. since September 1995. Prior to that time, Ms. Drusch was Associate Portfolio manager of the Adviser. Matthew Hart is responsible as a co-manager for the day-to-day management of the Fund's investment portfolio. Mr. Hart has been Associate Portfolio Manager of the Adviser and Advisory Corp. since August 1997. Prior to that time, Mr. Hart was with AIM Capital Management.


------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased.



  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and antici-pated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the potentially higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it would ordinarily be more beneficial for such an investor to purchase Class A shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.


  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The "dealers" and "brokers" are sometimes referred to collectively herein as "authorized dealers."


  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc., ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

  Securities and options listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price, except unlisted convertible securities, which are valued at the higher of their bid price or the value of the securities issuable on conversion. Listed options for which the last sale price is not available are valued at the mean between the bid and asked prices. Short-term investments are valued in the manner described in the notes to the financial statements contained in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.


  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.



  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealers at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                               REALLOWED TO
                                      AS % OF      AS % OF      DEALERS (AS
             SIZE OF                 OFFERING     NET AMOUNT   % OF OFFERING
            INVESTMENT                 PRICE       INVESTED       PRICE)
----------------------------------------------------------------------------
Less than $50,000                      5.75%        6.10%         5.00%
$50,000 but less than $100,000         4.75%        4.99%         4.00%
$100,000 but less than $250,000        3.75%        3.90%         3.00%
$250,000 but less than $500,000        2.75%        2.83%         2.25%
$500,000 but less than $1,000,000      2.00%        2.04%         1.75%
$1,000,000 or more*                      *            *             *
----------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales commissions may be deemed to be underwriters for purposes of the 1933 Act.


  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a thirteen-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a thirteen-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the thirteen-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category.

Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Advisory Corp. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above, or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees, provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested over a twelve-month period.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distribution from such a plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.


  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------

                                              CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF
YEAR SINCE PURCHASE                           DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First.......................................               5.00%
Second......................................               4.00%
Third.......................................               3.00%
Fourth......................................               2.50%
Fifth.......................................               1.50%
Sixth and after.............................                None

------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five year period.


  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to buy Class A shares.


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.



  A commission or transaction fee of up to 1.00% of the purchase amount will be generally paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.


  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.


  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificates equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to debit a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as the custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanying this Prospectus, or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of shares of any Participating Fund based on the next computed net asset value of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application accompanying this Prospectus. Van

Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss by the shareholder upon redemption of shares is a taxable event.



  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vkac.com for further instruction. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.


  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange; registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.



  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to fifteen days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.



  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal, and interest, on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreement between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense. The rates above are 0.15% with respect to Class A shares in accounts existing on or before September 30, 1989.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $4,629,226 and $130,835 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 5.69% and 2.84% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.


  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed quarterly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholders Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION OF THE FUND. The Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax (i) on a portion of any "excess distribution" received on the stock or (ii) on any gain from a sale or disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.


  As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or proceeds from dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election generally applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.



  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be capital gain or loss and will be long-term if such shares have been held for more than one year. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT.. Under the 1997 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gains tax rate for corporations, which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gain by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accor-dance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since shares of the Fund were offered at a maximum sales charge at 8.50% prior to June 12, 1989, actual Fund total return would have been less than that computed on the basis of the current maximum sales charge, all other things being equal. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A shares, Class B shares and Class C shares. Class A share total return figures include the maximum sales charge of 5.75%; Class B share and Class C share total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, NASDAQ Composite Index other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.



  The Fund's Annual Report and Semi-Annual Report contains additional performance information. A copy of the Annual Report and Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally incorporated in Delaware on July 16, 1956 and was re-incorporated by merger into a Maryland corporation on December 29, 1978. The Fund was again reorganized as a business trust under the laws of Delaware as of August 19, 1995 and adopted its current name at that time.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding share may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holder in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to the Van Kampen American Capital Harbor Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn:
Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

------------------------------------------------------------------------------
APPENDIX -- RATINGS OF SENIOR SECURITIES
------------------------------------------------------------------------------

  Description of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") senior securities ratings.
MOODY'S CORPORATE BOND RATINGS:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, among other reasons, it may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

PRIME-1:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well-established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment or senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS:

STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA         Debt rated 'AAA' has the highest rating assigned by S&P.
            Capacity to pay interest and repay principal is extremely strong.
AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degrees.
A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB          Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as
B           having predominantly speculative characteristics with
CCC         respect to capacity to pay interest and repay principal.
CC          'BB' indicates the least degree of speculation and 'C' the
C           highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large
            uncertainties or major exposures to adverse conditions.
BB          Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major
            ongoing uncertainties or exposure to adverse business,
            financial, or economic conditions which could lead to
            inadequate capacity to meet timely interest and principal
            payments. The 'BB' rating category is also used for debt
            subordinated to senior debt that is assigned an actual or
            implied 'BBB-' rating.
B           Debt rated 'B' has a greater vulnerability to default but
            currently has the capacity to meet interest payments and
            principal repayments. Adverse business, financial, or
            economic conditions will likely impair capacity or
            willingness to pay interest and repay principal. The 'B'
            rating category is also used for debt subordinated to
            senior debt that is assigned an actual or implied 'BB' or
            'BB-' rating.
CCC         Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business,
            financial, and economic conditions to meet timely payment
            of interest and repayment of principal. In the event of
            adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay
            principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or
            implied 'B' or 'B-' rating.
CC          The rating 'CC' typically is applied to debt subordinated
            to senior debt that is assigned an actual or implied 'CCC'
            debt rating.
C           The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-'
            debt rating. The 'C' rating may be used to cover a
            situation where a bankruptcy petition has been filed, but
            debt service payments are continued.
CI          The rating 'CI' is reserved for income bonds on which no
            interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
            PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR          Not rated.
            Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
            BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

3. COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
            A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

4. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example 'AAA/A+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+).

5. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

    SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3 Speculative capacity to pay principal and interest.

6. PREFERRED STOCK

  An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

AAA This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.
A An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the 'A' category.

BB          Preferred stock rated 'BB', 'B' and 'CCC' are regarded, on
B           balance, as predominantly speculative with respect to the
CCC         issuer's capacity to pay preferred stock obligations. 'BB'
            indicates the lowest degree of speculation and 'CCC' the
            highest degree of speculation. While such issues will
            likely have some quality and protective characteristics,
            these are outweighed by large uncertainties or major risk
            exposures to adverse conditions.
CC          The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
C           A preferred stock rated 'C' is a non-paying issue.
D           A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.
            PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'CCC'
            may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR          This indicates that no rating has been requested, that
            there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation
            as a matter of policy.

  A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer, and obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424

VAN KAMPEN AMERICAN CAPITAL
HARBOR FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Harbor Fund
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street,
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Harbor Fund
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

200 East Randolph Drive


Chicago, IL 60601

 ------------------------------------------------------------------------------

                                  HARBOR FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                 APRIL 30, 1998


         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

     Van Kampen American Capital Harbor Fund (the "Fund") is a diversified, open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at
(800) 421-5666.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Risk Factors................................................  B-3
Convertible Securities......................................  B-4
Repurchase Agreements.......................................  B-4
Options, Futures Contracts and Related Options..............  B-5
Investment Restrictions.....................................  B-10
Trustees and Officers.......................................  B-12
Legal Counsel...............................................  B-21
Investment Advisory Agreement...............................  B-21
Distributor.................................................  B-22
Distribution and Service Plans..............................  B-23
Transfer Agent..............................................  B-23
Portfolio Turnover..........................................  B-24
Portfolio Transactions and Brokerage........................  B-24
Determination of Net Asset Value............................  B-25
Purchase and Redemption of Shares...........................  B-26
Exchange Privilege..........................................  B-28
Tax Status of the Fund......................................  B-29
Fund Performance............................................  B-29
Other Information...........................................  B-30
Report of Independent Accountants...........................  B-31
Financial Statements........................................  B-32
Notes to Financial Statements...............................  B-45



       This Statement of Additional Information is dated April 30, 1998.

GENERAL INFORMATION


     The Fund was originally incorporated as the American Capital Harbor Fund, Inc. as a Delaware corporation on July 16, 1956. The Fund was reincorporated by merger into a Maryland corporation on December 29, 1978. As of August 19, 1995, the Fund was reorganized as a series of Van Kampen American Capital Harbor Fund (the "Trust"), a business trust organized under the laws of the State of Delaware, and adopted its current name.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co., and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     VKAC equity fund philosophy is normally to remain fully invested and diversified across many industries to achieve consistent long-term returns. VKAC uses an investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.



     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing the 30 best months during the past 72 years, the value of $1.00 invested in 1926 was $25.98 at the end of 1997, compared to $1,828.33 for $1.00 that was invested for the entire period (Source: Micropal, Inc.). Of course, past performance is no guarantee of future results.


     Broadly Diversified: A broadly diversified portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a broadly diversified portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.

     As of April 3, 1998, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                                      AMOUNT OF                        PERCENTAGE
               NAME AND ADDRESS                      OWNERSHIP AT       CLASS OF           OF
                  OF HOLDER*                        APRIL 3, 1998        SHARES        OWNERSHIP
               ----------------                     -------------       --------       ----------
  Merrill Lynch Pierce Fenner & Smith, Inc.           5,354,172            B              5.30%
  Mutual Fund Operations                                335,169            C             13.24%
  Attn Fund Administration
  4800 Deer Lake Dr. East, 3rd Floor
  Jacksonville, FL 32246-6484
  Van Kampen American Capital Trust Company           7,224,282            A             29.05%
  2800 Post Oak Blvd.                                 1,578,001            B             29.47%
  Houston, TX 77056                                      47,313            C             14.11%


---------------

* All holders were of record.

     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

RISK FACTORS

     The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

     1. Lower Rated Debt Securities Market. An economic downturn or increase in interest rates is likely to have a greater negative effect on the market for lower rated debt securities, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests only in higher rated debt securities.

     2. Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

     3. Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     4. Congressional Action. New and proposed laws may have an impact on the market for lower rated debt securities. The Adviser is unable at this time to predict what effect, if any, the legislation may have on the market for lower rated debt securities.

     5. Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

CONVERTIBLE SECURITIES

     A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. Such theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality which do not have a conversion privilege. This theoretical value, which will change with prevailing interest rates, the credit standing of the issuer and other pertinent factors, is often referred to as the "investment value," and represents the security's theoretical price support level.

     "Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, this premium may not be recovered. If the common stock should continue to advance in price, the premium would become less significant and the convertible security would fluctuate at a rate comparable to that of the common stock.

     To the degree that the price of a convertible security rises above its investment value because of a rise in price of the common stock, it is influenced more by price fluctuations of the common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values or their conversion values in keeping with the Fund's investment objectives.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investments, together with any other illiquid security held by the Fund, exceeds 10% of the value of its net assets. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.



OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS


WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is likely to result in higher portfolio turnover.


     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked-to-market daily while the option is outstanding.


     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.


     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.



PURCHASING CALL AND PUT OPTIONS


     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES


     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive cash, which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the options. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.



     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.


     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FUTURES CONTRACTS


     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Lines Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.


     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily, transaction costs associated with futures transactions are lower than the transaction costs which would be incurred in the purchase or sale of the underlying securities.


     The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most

U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceeds five percent of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.


OPTIONS ON FUTURES CONTRACTS


     The Fund may purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits.

An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which, along with its investment objective, may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Sell short or buy on margin, but the Fund may engage in transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith;

      2. Primarily engage in the underwriting or distribution of securities;


      3. Make any investment in real estate, commodities or commodities contracts, or in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer; however, the Fund is not prohibited from investing in securities issued by a real estate investment trust, and the Fund is not prohibited from entering into transactions in futures contracts or related options;


      4. Make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability;

      5. Invest more than 5% of its assets in the securities of any one issuer (except the United States Government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      6. Invest more than 25% of its assets in securities issued by companies in any one industry;

      7. Invest in companies for the purpose of exercising control, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      8. Make loans except that the Fund may invest up to 25% of the Fund's total assets in repurchase agreements;

      9. Borrow in excess of 5% of its assets valued at market, or 10% of its assets valued at cost, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, encumber, transfer or assign its assets except in connection with any such borrowing and in amounts not in excess of the dollar amount borrowed. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options;

     10. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by the (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940;

     11. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933; or


     12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     The Fund is subject to the following policies, which may be amended by its Trustees. The Fund shall not:

      1. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years except to the extent permitted by the (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940;

      2. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options;

      3. Purchase any warrants or rights unless acquired in units or attached to other securities;

      4. Invest in interests in oil, gas, or other mineral exploration or development programs, except that it may acquire securities of public companies which themselves are engaged in such activities;


      5. Invest more than 15% of the value of its total assets in securities of foreign issuers; or



      6. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days with respect to the 10% limit, the Fund may not acquire any private placement if it would cause more than 5% of the value of its net assets to be invested in private placements and other assets not having readily available market quotations, as determined at the time the Fund agrees to any such acquisition. Excluded from this limitation are Rule 144A securities determined to be liquid by the Trustees or by the Adviser pursuant to guidelines established by the Trustees and securities of other investment companies purchased by the Fund to the extent permitted by the (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940.

TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen American Capital Advisors Corp., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Record Keeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Investment Brokerage Services
Date of Birth: 02/13/36                     Inc., a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman and a Director of VKAC, Chairman and a Director
2800 Post Oak Blvd.                         of the Advisers and the Distributor. Chairman and a
Houston, TX 77056                           Director of ACCESS. Director or officer of certain other
Date of Birth: 10/19/39                     subsidiaries of VKAC. Chairman of the Board of Governors
                                            and the Executive Committee of the Investment Company
                                            Institute. Prior to November 1996, President, Chief
                                            Executive Officer and a Director of VKAC Holding.
                                            Trustee/ Director of each of the funds in the Fund
                                            Complex and other funds advised by the Advisers or Van
                                            Kampen American Capital Management, Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management, Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management,
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen American Capital
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex, and other open-end and closed-end funds
                                            advised by the Advisers or Van Kampen American Capital
                                            Management, Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     Executive Vice President and a Director of
  Date of Birth: 05/20/42                                   VKAC and VK/AC Holding, Inc. President,
                                                            Chief Operating Officer and a Director of
                                                            the Advisers, Van Kampen American Capital
                                                            Advisors, Inc., and Van Kampen American
                                                            Capital Management, Inc. President and a
                                                            Director of Van Kampen Merritt Equity
                                                            Advisors Corp. Prior to April of 1997, he
                                                            was a Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Prior to September of 1996,
                                                            Mr. McDonnell was Chief Executive Officer
                                                            and Director of MCM Group, Inc., McCarthy,
                                                            Crisanti & Maffei, Inc. and Chairman and
                                                            Director of MCM Asia Pacific Company,
                                                            Limited and MCM (Europe) Limited. Prior to
                                                            November 1996, Executive Vice President and
                                                            a Director of VKAC Holding. Prior to July
                                                            of 1996, Mr. McDonnell was President, Chief
                                                            Operating Officer and Trustee of VSM Inc.
                                                            and VCJ Inc. President of each of the funds
                                                            in the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 06/25/56                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Prior to July of 1996, Mr.
                                                            Hegel was a Director of VSM Inc. Prior to
                                                            September of 1996, he was a Director of
                                                            McCarthy, Crisanti & Maffei, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53                                   Secretary and Director of VKAC and VK/AC
                                                            Holding, Inc. Mr. Nyberg is also Executive
                                                            Vice President, General Counsel and a
                                                            Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Executive Vice President,
                                                            General Counsel, Assistant Secretary and a
                                                            Director of the Advisers and the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, American
                                                            Capital Contractual Services, Inc. and Van
                                                            Kampen American Capital Trust Company.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of ACCESS. Director
                                                            or officer of certain other subsidiaries of
                                                            VKAC. Prior to June of 1997, Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to April of 1997,
                                                            he was Executive Vice President, General
                                                            Counsel and Director of Van Kampen Merritt
                                                            Equity Advisors Corp. Prior to July of
                                                            1996, Mr. Nyberg was Executive Vice
                                                            President and General Counsel of VSM Inc.
                                                            and Executive Vice President and General
                                                            Counsel of VCJ Inc. Prior to September of
                                                            1996, he was General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Vice President and
                                                            Secretary of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 04/20/42                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Vice President of each of
                                                            the funds in the Fund Complex and certain
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President and Director of
  Date of Birth: 11/10/44                                   VKAC, and VK/AC Holding Inc. Executive Vice
                                                            President of the AC Adviser and the
                                                            Distributor. President and a Director of
                                                            ACCESS. President and Chief Operating
                                                            Officer of Van Kampen American Capital
                                                            Record Keeping Services, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers and
  Date of Birth: 01/11/56     Financial Officer             Van Kampen American Capital Management,
                                                            Inc. Vice President and Chief Financial
                                                            Officer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.

Nicholas Dalmaso............  Assistant Secretary           Associate General Counsel and Assistant
  Date of Birth: 03/01/65                                   Secretary of VKAC. Vice President,
                                                            Associate General Counsel and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            Van Kampen American Capital Advisors, Inc.
                                                            and Van Kampen American Capital Management,
                                                            Inc. Assistant Secretary of each of the
                                                            funds in the Fund Complex and other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Vice President and a Senior Attorney of
  Date of Birth: 11/15/63                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            ACCESS, Van Kampen American Capital
                                                            Management, Inc., American Capital
                                                            Contractual Services, Inc., Van Kampen
                                                            American Capital Exchange Corporation and
                                                            Van Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC and
                                                            VKAC Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the
                                                            Advisers, the Distributor, ACCESS American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Management, Inc.,
                                                            Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Insurance Agency of Illinois, Inc., VKAC
                                                            System, Inc., Van Kampen American Capital
                                                            Record Keeping Services, Inc. and Van
                                                            Kampen Merritt Equity Advisors Corp. Prior
                                                            to April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary of Van
                                                            Kampen American Capital Services, Inc. and
                                                            Van Kampen Merritt Holdings Corp. Prior to
                                                            September of 1996, Mr. Martin was Deputy
                                                            General Counsel and Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc., and prior to July
                                                            of 1996, he was Senior Vice President,
                                                            Deputy General Counsel and Secretary of VSM
                                                            Inc. and VCJ Inc. Assistant Secretary of
                                                            each of the funds in the Fund Complex and
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Prior to September of 1996, Mr. Wetherell
                                                            was Assistant Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.
Steven M. Hill..............  Assistant Treasurer           Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.
Michael Robert Sullivan.....  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, ACCESS, Van Kampen

American Capital or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                  $1,480                  $30,328              $60,000            $111,197
Linda Hutton Heagy*         1995                   1,480                    3,141               60,000             111,197
R. Craig Kennedy*           1995                   1,480                    2,229               60,000             111,197
Jack E. Nelson*             1995                   1,480                   15,820               60,000             104,322
Jerome L. Robinson          1995                   1,480                   32,020               15,750             107,947
Phillip B. Rooney*          1997                   1,110                        0               60,000              74,697
Dr. Fernando Sisto*         1973                   1,480                   60,208               60,000             111,197
Wayne W. Whalen*            1995                   1,480                   10,788               60,000             111,197


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Mr. Robinson is not designated by an asterisk because he is currently not a member of the Board of Trustees, but was a member of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Trustees not eligible for compensation are not included in the compensation table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 1997: Mr. Branagan, $1,480; Ms. Heagy, $1,480; Mr. Kennedy, $740; Mr. Nelson, $1,480; Mr. Robinson, $1,480; Mr. Rooney, $740; Dr. Sisto, $740; and Mr. Whalen, $1,480. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1997 is as follows: Mr. Branagan, $2,218; Dr. Caruso, $7,498; Mr. Gaughan, $535; Ms. Heagy, $3,660; Mr. Kennedy, $2,352; Mr. Lipshie, $3,007; Mr. Miller, $2,295;
    Mr. Nelson, $4,249; Mr. Rees, $23,668; Mr. Robinson, $4,260; Mr. Rooney, $746; Dr. Sisto, $17,402; Mr. Vernon, $3,979; and Mr. Whalen, $4,245. The
    deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the current trustees for the funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Mr. Robinson this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



     As of April 3, 1998, the trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.



LEGAL COUNSEL


     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment programs. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of the Fund's President, one or more Vice Presidents as needed, and a Secretary.



     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays service fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acts in good faith without negligence or misconduct.


     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at the annual rate of: 0.55% on the first $350 million average net assets; 0.50% on the next $350 million of average net assets; 0.45% on the next $350 million of average net assets; and 0.40% on the excess over $1.05 billion of average net assets.


     The Fund's average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the

Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or a person under common control with the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' written notice.


     During the fiscal years ended December 31, 1995, 1996 and 1997, the Adviser received $2,494,437, $2,481,240 and $2,510,215, respectively, in advisory fees from the Fund. For such periods the Fund paid $91,039, $128,687 and $90,049, respectively, for accounting services. A substantial portion of these amounts was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.


DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.





                                                                                      DEALER REALLOWANCES
                                                                       AMOUNTS            RECEIVED BY
                                              TOTAL UNDERWRITING       RETAINED        ADVANTAGE CAPITAL
                                                 COMMISSIONS        BY DISTRIBUTOR        CORPORATION
                                              ------------------    --------------    -------------------
Fiscal Year Ended December 31, 1995.......         $259,825            $35,406              $96,613
Fiscal Year Ended December 31, 1996.......         $415,583            $48,521                  N/A
Fiscal Year Ended December 31, 1997.......         $333,230            $48,278                  N/A

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class A shares were $802,870 or 0.23% of the Class A shares' average net assets. Such expenses were paid to reimburse the Distributor for payments made to authorized dealers for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class B shares were $816,632 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $613,663 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $204,969 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $40,469 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$13,223 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $27,246 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Plans.



     The Distributor has entered into agreements with Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning the Merrill Program including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     During the fiscal year ended December 31, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees, determined on a cost plus profit basis, aggregating

$776,543, $771,539 and $543,769 respectively, for these services. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.


PORTFOLIO TURNOVER

     The Fund's annual portfolio turnover rate is shown in the table of Financial Highlights in the Prospectus. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The portfolio turnover rate may vary greatly from year to year and within a year. Greater portfolio activity increases the Fund's transaction costs, including brokerage commissions. To the extent turnover results in realization of gains on securities held less than six months, shareholders are subject to taxes at ordinary income rates.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions, if any, on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services, as described below, on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and
(c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the investment advisory agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts, including the Fund, managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.


     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the relative net assets, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.



     During the year ended December 31, 1997, the Fund paid $209,096 in brokerage commissions on transactions totalling $120,989,381 to brokers selected primarily on the basis of research services provided to the Adviser.



     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.


     The Fund paid the following commissions to these brokers during the periods shown:


                                                                   MORGAN      DEAN
                                                       BROKERS     STANLEY    WITTER
                                                       --------    -------    ------
  Commissions Paid:
     Fiscal 1995.....................................  $551,390    $48,228         0
     Fiscal 1996.....................................   480,359     26,796         0
     Fiscal 1997.....................................   568,960          0         0
Fiscal 1997 Percentages:
     Commissions with affiliates to total
       commissions...................................                    0         0
     Value of brokerage transactions with affiliates
       to total brokerage transactions...............                    0         0


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities by the number of shares outstanding, and adjusting to the nearest cent per share.

     Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the last reported bid quotations (except options for which the last sale price is not available are valued at the mean between the bid and asked prices), (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) valuing all other over-the-counter securities for which market quotations are available at the most recently quoted bid price supplied by NASDAQ or broker-dealers (except unlisted convertible securities, which are valued at the higher of their bid price or the value of the securities issuable upon conversion), and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser based on procedures approved by the Trustees of the Fund. Short-term investments are valued in the manner described in the notes to the financial statements included in this Statement of Additional Information.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


INVESTMENTS BY MAIL


     A shareholder investment account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.

     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.


LETTER OF INTENT



     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount" made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totalling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the thirteen-month period.


REDEMPTION OF SHARES


     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund to determine fairly the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC
-- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase or 1.00% of the net asset value of the shares at the time of redemption.

     The CDSC -- Class A will be imposed only if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Death or Disability


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of death or disability, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


     (b)Redemption in Connection with Certain Distributions from Retirement
        Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of the Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.


     (d)Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and Class C upon such involuntary redemption.


     (e)Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption



     A shareholder who has redeemed Class C shares of a Fund may reinvest, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS, nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sale charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND


     The Fund and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended December 31, 1997 was 10.17%; (ii) the five year period ended December 31, 1997 was 9.96%; and (iii) the ten year period ended December 31, 1997 was 11.67%. The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ended December 31, 1997 was 10.99%; (ii) the five year period ended December 31, 1997 was 10.19%; and (iii) the six year and one half month period ended December 31, 1997 was 10.77%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended December 31, 1997 was 14.96%; and (ii) the four year and two month period ended December 31, 1997 was 9.63%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund. The past one year, five year and ten year periods have been ones of fluctuating stock prices.


     Total return is computed separately for Class A shares, Class B shares and Class C shares.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.


     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.



OTHER INFORMATION


CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 200 East Randolph Drive, Chicago, IL. 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Harbor Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


Chicago, Illinois
January 29, 1998

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997


-----------------------------------------------------------------------------------------------------------
Par
Amount
(000)                Description                                         Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------------------------------
                     DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS 50.0%
                     CONSUMER DISTRIBUTION 10.2%
$    8,500           Costco Cos, Inc., 144A-Private Placement (a)..           *    08/19/17  $  5,057,500
     4,300           CUC International, Inc........................       3.000%   02/15/02     5,364,250
     4,700           Home Depot, Inc...............................       3.250    10/01/01     6,274,500
     2,925           InaCom Corp...................................       6.000    06/15/06     3,948,750
     4,700           Men's Warehouse, Inc..........................       5.250    03/01/03     5,546,000
     3,000           Pier 1 Imports, Inc...........................       5.750    10/01/03     5,760,000
     4,700           Rite Aid Corp., 144A-Private Placement (a)....       5.250    09/15/02     5,064,250
     4,500           Staples, Inc., 144A-Private Placement (a).....       4.500    10/01/00     5,962,500
     4,500           U.S. Office Products Co.......................       5.500    05/15/03     4,185,000
                                                                                               ----------
                                                                                               47,162,750
                                                                                               ----------

                     CONSUMER NON-DURABLES 0.7%
     3,100           Loews Corp....................................       3.125    09/15/07     3,100,000
                                                                                               ----------
                     CONSUMER SERVICES 8.3%
     9,240           Corestaff, Inc................................       2.940    08/15/04     7,692,300
     2,125           Hilton Hotels Corp............................       5.000    05/15/06     2,332,187
     5,900           Interpublic Group Cos Inc., 144A-Private
                     Placement (a).................................       1.800    09/16/04     4,852,750
     3,700           Marriott International, Inc., LYON............           *    03/25/11     2,405,000
     5,885           National Data Corp............................       5.000    11/01/03     5,723,163
    10,250           News America Holdings, Inc., LYON.............           *    03/11/13     4,817,500
     5,000           Omnicom Group, Inc., 144A-Private
                     Placement (a).................................       4.250    01/03/07     6,925,000
     2,000           Personnel Group of America, Inc., 144A-Private
                     Placement (a).................................       5.750    07/01/04     2,240,000
     3,000           Times Mirror Co., LYON,
                     144A-Private Placement (a)....................           *    04/15/17     1,260,000
                                                                                               ----------
                                                                                               38,247,900
                                                                                               ----------
                     ENERGY 5.0%
     4,050           Consolidated Natural Gas Co...................       7.250    12/15/15     4,647,375
     1,500           Nabors Industries, Inc........................       5.000    05/15/06     2,692,500
     2,100           Offshore Logistics, Inc., 144A-Private
                     Placement (a).................................       6.000    12/15/03     2,415,000

                                               See Notes to Financial Statements

                               December 31, 1997


--------------------------------------------------------------------------------------------------
Par
Amount
(000)         Description                                       Coupon     Maturity   Market Value
--------------------------------------------------------------------------------------------------
              ENERGY (CONTINUED)
$    1,700    Parker Drilling Co............................     5.500%     08/01/04   $  1,806,250
     5,500    Pennzoil Co. (Convertible into 76,518 Chevron
              Oil Co. common shares)........................     4.750      10/01/03      7,370,000
     2,500    SFP Pipeline Holdings, Inc....................    11.163      08/15/10      4,045,608
                                                                                        -----------
                                                                                         22,976,733
                                                                                        -----------

              FINANCE 3.5%
     3,240    Berkshire Hathaway, Inc.......................         *      12/02/01      5,236,650
   STRYPES    Merrill Lynch, 125,500 shares (Convertible into
              102,860 Cox Communication common shares)......     6.000      06/01/99      4,236,481
   STRYPES    Merrill Lynch, 60,000 shares (Convertible into
              49,998 MGIC Investment Corp. common shares)...     6.500      08/15/98      6,636,091
                                                                                        -----------
                                                                                         16,109,222
                                                                                        -----------

              HEALTHCARE 11.4%
     4,300    Alternative Living Services, Inc..............     5.250      12/15/02      4,966,500
    16,000    Alza Corp., LYON..............................         *      07/14/14      7,360,000
     5,000    Athena Neurosciences, Inc., 144A-Private
              Placement (a).................................     4.750      11/15/04      5,100,000
     4,000    Dura Pharmaceuticals, Inc.....................     3.500      07/15/02      4,460,000
     4,000    FPA Medical Management, Inc...................     6.500      12/15/01      4,090,000
     4,800    Omnicare, Inc., 144A-Private Placement (a)         5.000      12/01/07      4,896,000
     4,800    Phycor, Inc...................................     4.500      02/15/03      4,680,000
     2,400    Renal Treatment Centers, Inc..................     5.625      07/15/06      2,895,000
     1,425    Renal Treatment Centers, Inc., 144A-Private
              Placement (a).................................     5.625      07/15/06      1,718,906
    15,000    Roche Holdings, Inc., 144A-Private
              Placement (a).................................         *      05/06/12      6,937,500
     4,500    Sunrise Assisted Living, Inc., 144A-Private
              Placement (a).................................     5.500      06/15/02      5,827,500
                                                                                        -----------
                                                                                         52,931,406
                                                                                        -----------

              PRODUCER MANUFACTURING 4.0%
     2,700    Robbins and Myers, Inc........................     6.500      09/01/03      4,158,000
     5,000    Thermo Electron Corp., 144A-Private
              Placement (a).................................     4.250      01/01/03      6,225,000
     1,945    U.S. Filter Corp..............................     4.500      12/15/01      2,013,075
     5,540    USA Waste Services, Inc.......................     4.000      02/01/02      6,121,700
                                                                                        -----------
                                                                                         18,517,775
                                                                                        -----------

                                               See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                      Coupon       Maturity  Market Value
--------------------------------------------------------------------------------------------------------------
          TECHNOLOGY 5.7%
$  2,475  American Residential Services, Inc..........................       7.250%     04/15/04   $ 2,196,563
   1,000  Comverse Technology, Inc....................................       5.750      10/01/06     1,073,750
   3,650  Comverse Technology, Inc., 144A-Private
          Placement (a)...............................................       5.750      10/01/06     3,919,188
   3,500  Dovatron International, Inc., 144A-Private
          Placement (a)...............................................       6.000      10/15/02     5,385,625
   1,750  EMC Corp....................................................       3.250      03/15/02     2,371,250
   7,750  Hewlett Packard Co., LYON, 144A-Private
          Placement (a)...............................................           *      10/14/17     4,049,375
   3,700  Solectron Corp., 144A-Private Placement (a).................       6.000      03/01/06     5,078,250
   1,200  Titan Corp..................................................       8.250      11/01/03     2,148,000
                                                                                                   -----------
                                                                                                    26,222,001
                                                                                                   -----------
          TRANSPORTATION 1.2%
   1,800  Halter Marine Group, Inc., 144A-Private
          Placement (a)...............................................       4.500      09/15/04     2,016,000
   3,365  Seacor Holdings, Inc........................................       5.375      11/15/06     3,836,100
                                                                                                    ----------
                                                                                                     5,852,100
                                                                                                    ----------
          TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS 50.0%......                             231,119,887
                                                                                                   -----------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 1.6%
   3,400  Deutsche Bank Finance (Netherlands),
          144A-Private Placement (Convertible into
          51,511 Daimler-Benz common shares)(a).......................          *       02/12/17     1,513,000
   2,100  IMAX Corp. (Canada), 144A-Private
          Placement (a)...............................................       5.750      04/01/03     2,535,750
   1,700  Swiss Re Finance Bermuda Ltd. (Switzerland),
          144A-Private Placement (a)..................................       2.000      07/06/00     3,115,250
                                                                                                    ----------
          TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS.............                               7,164,000
                                                                                                    ----------
          UNITED STATES GOVERNMENT OBLIGATIONS 4.4%
  20,000  United States Treasury Bond.................................       6.125      11/15/27    20,559,400
                                                                                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1997


--------------------------------------------------------------------------------------------------
Description                                                                  Shares   Market Value
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 28.2%
CONSUMER DURABLES 0.6%
Newell Financial Trust, 5.25%, 144A-Private Placement (a)...................  55,000    $2,860,000
                                                                                        ----------
CONSUMER NON-DURABLES 0.8%
Ralston Purina Co., 7.00% (Convertible into 83,609
Interstate Bakeries Corp. common shares)....................................  51,000     3,514,222
                                                                                        ----------
CONSUMER SERVICES 6.4%
Apple South Financing, Inc., TECONS, $3.500 dividend per share..............  25,000     1,290,625
Evergreen Media Corp., $3.000 dividend per share, 144A-Private
Placement (a)...............................................................  75,000     5,943,750
Golden Books Financing Trust, TOPRS, 8.75%, 144A-Private
Placement (a)...............................................................  65,700     3,465,675
Host Marriott Financial Trust, QUIPS, 6.75%, 144A-Private
Placement (a)...............................................................  85,000     5,142,500
News Corp., 5.00% (Convertible into 69,498 British Sky Broadcasting Group
common shares), 144A-Private Placement (a)..................................  45,000     4,005,000
Sinclair Broadcast Group Inc., 6.00%........................................  48,900     2,799,525
Snyder Communications, Inc., STRYPES, 6.50%................................. 165,000     5,610,000
TCI Communications, $2.125 dividend per share...............................  25,000     1,603,125
                                                                                        ----------
                                                                                        29,860,200
                                                                                        ----------
ENERGY 3.8%
EVI, Inc., 5.00%, 144A - Private Placement (a)..............................  85,000     3,878,125
Sun Co., Ser A, $1.800 dividend per share...................................  80,000     2,870,000
Tosco Financing Trust, 5.75%................................................  78,500     5,033,813
Unocal Capital Trust, 6.25%................................................. 100,000     5,625,000
                                                                                        ----------
                                                                                        17,406,938
                                                                                        ----------
FINANCE 8.3%
Ahmanson H.F. Co., $3.000 dividend per share Ser D, 6.00%...................  50,000     6,875,000
American Heritage Life Investment Corp., PRIDES, 8.50%......................  25,000     1,425,000
Conseco, Inc., PRIDES, 7.00%................................................ 100,000     5,125,000
Finova Finance Trust, TOPRS, 5.50%..........................................  40,000     2,800,000
Jefferson Pilot Corp., ACES, 7.25%..........................................  38,000     4,066,000
PLC Capital Trust II, 6.50%.................................................  48,000     2,640,000
Sovereign Bancorp, Inc., $3.125 dividend per share..........................  65,000     8,092,500

                                               See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------------------------
Description                                                          Shares     Market Value
--------------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Sunamerica, Inc., PERCS, $3.188 dividend per share...............   110,200      $ 5,131,188
WBK Trust, STRYPES, 10.00%.......................................    63,000        2,110,500
                                                                                 -----------
                                                                                  38,265,188
                                                                                 -----------
HEALTHCARE 1.0%
MedPartners, Inc., 6.50%.........................................   206,000        4,532,000
                                                                                 -----------
RAW MATERIALS/PROCESSING INDUSTRIES 0.4%
Timet Capital Trust, Inc., 6.625%, 144A-Private Placement (a)....    34,000        1,700,000
                                                                                 -----------
TECHNOLOGY 0.4%
Qualcomm Financial Trust, 5.75%, 144A-Private Placement (a)......    45,000        2,126,250
                                                                                 -----------
TRANSPORTATION 1.4%
CNF Trust I, Ser A, TECONS, 5.00%................................    25,000        1,425,000
Royal Caribbean Cruises Limited, Ser A, 7.25%....................    60,000        5,103,750
                                                                                 -----------
                                                                                   6,528,750
                                                                                 -----------
UTILITIES 5.1%
Aes Trust II, TECONS, 5.50%, 144A - Private Placement (a)........    50,000        2,600,000
Houston Industries, Inc., ACES, 7.00% (Convertible into 106,399
Time Warner, Inc. common shares).................................   128,750        7,346,796
Nextel Trust, STRYPES, 7.25%.....................................   255,000        6,056,250
Nortel Inversora SA, MEDS (Argentina), 10.00% (Convertible into
93,047 Telecom Argentina SA common shares).......................    53,500        3,393,906
Worldcom, Inc., DECS, 8.00%......................................    41,600        4,368,000
                                                                                 -----------
                                                                                  23,764,952
                                                                                 -----------
TOTAL CONVERTIBLE PREFERRED STOCK 28.2%..........................                130,558,500
                                                                                 -----------

                                               See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------
Description                                           Shares  Market Value
--------------------------------------------------------------------------
COMMON STOCKS 8.0%
CONSUMER NON-DURABLES 0.9%
RJR Nabisco Holdings Corp..........................  109,200  $  4,095,000
                                                              ------------
CONSUMER SERVICES 0.6%
CBS Corp...........................................  100,000     2,943,750
                                                              ------------
ENERGY 2.5%
Amoco Corp.........................................   34,000     2,894,250
British Petroleum Co. PLC-ADR (United Kingdom).....   20,000     1,593,750
Texaco, Inc........................................   70,000     3,806,250
USX-Marathon Group.................................   90,000     3,037,500
                                                              ------------
                                                                11,331,750
                                                              ------------
FINANCE 2.0%
Citicorp...........................................   20,000     2,528,750
Travelers Group, Inc...............................   51,000     2,747,625
U.S. Bancorp.......................................   37,000     4,141,687
                                                              ------------
                                                                 9,418,062
                                                              ------------
PRODUCER MANUFACTURING 0.7%
General Electric Co................................   42,600     3,125,775
                                                              ------------
TECHNOLOGY 0.6%
International Business Machines Corp...............   25,000     2,614,062
                                                              ------------
UTILITIES 0.7%
SBC Communications, Inc............................   45,000     3,296,250
                                                              ------------
TOTAL COMMON STOCKS................................             36,824,649
                                                              ------------
TOTAL LONG-TERM INVESTMENTS 92.2% (COST $378,642,297)          426,226,436
                                                              ------------

                                               See Notes to Financial Statements

                               December 31, 1997

-----------------------------------------------------------------------------------
Description                                                            Market Value
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.9%
REPURCHASE AGREEMENT 0.3%
BA Securities ($1,335,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on
01/02/98 at $1,335,482)...........................................     $  1,335,000
                                                                       ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS 6.6%
Federal Home Loan Mortgage
($5,907,000 par, yielding 5.553%, 02/06/98 maturity)..............        5,873,730
 Federal National Mortgage Association
($5,000,000 par, yielding 5.553%, 01/05/98 maturity)..............        4,996,181
 Federal National Mortgage Association
($20,000,000 par, yielding 5.553%, 02/06/98 maturity).............       19,887,458
                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..........................       30,757,369
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $32,092,369)...................       32,092,369
                                                                       ------------
TOTAL INVESTMENTS 99.1% (COST $410,734,666).......................      458,318,805
OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%........................        4,015,890
                                                                       ------------
NET ASSETS 100.0%.................................................     $462,334,695
                                                                       ------------

* Zero coupon bond
 (a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933.
     These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.
ACES-Automatically convertible equity securities
ADR -American Depository Receipt
DECS-Debt exchangeable for common stock
LYON-Liquid yield option note
MEDS-Mandatorily exchangeable debt security
PERCS-Preferred equity redemption cumulative stock
PRIDES-Preferred redeemable increased dividend equity security
QUIPS-Quality income preferred securities
STRYPES-Structured yield product exchangeable for stock
TECONS-Trust convertible securities
TOPRS-Trust originated preferred securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

ASSETS:
Total Investments (Cost $410,734,666)........................................        $458,318,805
Cash.........................................................................               5,272
Receivables:
     Investments Sold........................................................           9,805,468
     Interest................................................................           2,113,924
     Dividends...............................................................             320,143
     Fund Shares Sold........................................................              85,406
Other........................................................................              41,819
                                                                                     ------------
     Total Assets............................................................         470,690,837
                                                                                     ------------
LIABILITIES:
Payables:
     Income Distributions....................................................           3,942,274
     Investments Purchased...................................................           2,235,030
     Fund Shares Repurchased.................................................           1,338,404
     Distributor and Affiliates..............................................             305,840
     Investment Advisory Fee.................................................             213,154
Accrued Expenses.............................................................             180,139
Trustees' Deferred Compensation and Retirement Plans.........................             141,301
                                                                                     ------------
     Total Liabilities.......................................................           8,356,142
                                                                                     ------------
NET ASSETS...................................................................        $462,334,695
                                                                                     ============
NET ASSETS CONSIST OF:
Capital......................................................................        $408,435,858
Net Unrealized Appreciation..................................................          47,584,139
Accumulated Net Realized Gain................................................           4,507,515
Accumulated Undistributed Net Investment Income..............................           1,807,183
                                                                                     ------------
NET ASSETS...................................................................        $462,334,695
                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $376,442,973 and 24,997,425 shares of beneficial interest issued and
     outstanding)............................................................        $      15.06
     Maximum sales charge (5.75%* of offering price).........................                 .92
                                                                                     ------------
     Maximum offering price to public........................................        $      15.98
                                                                                     ============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $81,289,568 and 5,426,072 shares of beneficial interest issued and
     outstanding)............................................................        $      14.98
                                                                                     ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $4,602,154 and 305,181 shares of beneficial interest issued and
     outstanding)............................................................        $      15.08
                                                                                     ============
*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997

INVESTMENT INCOME:
Interest...................................................................        $13,976,440
Dividends..................................................................          7,614,260
                                                                                   -----------
     Total Income..........................................................         21,590,700
                                                                                   -----------
EXPENSES:
Investment Advisory Fee....................................................          2,510,215
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $860,887, $817,776 and $40,397, respectively)............................          1,719,060
Shareholder Services.......................................................            852,052
Legal......................................................................             43,836
Trustees' Fees and Expenses................................................             18,228
Custody....................................................................             16,471
Other......................................................................            367,628
                                                                                   -----------
     Total Expenses........................................................          5,527,490
                                                                                   -----------
NET INVESTMENT INCOME......................................................        $16,063,210
                                                                                   ===========
REALIZED AND UNREALIZED GAIN:
Net Realized Gain..........................................................        $54,691,941
                                                                                   -----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period...............................................         46,088,714
     End of the Period.....................................................         47,584,139
                                                                                   -----------
     Net Unrealized Appreciation During the Period.........................          1,495,425
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN...........................................        $56,187,366
                                                                                   ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................        $72,250,576
                                                                                   ===========

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                              For the Years Ended
                          December 31, 1997 and 1996

--------------------------------------------------------------------------------------------------------
                                                                          Year Ended          Year Ended
                                                                        December 31,        December 31,
                                                                                1997                1996
--------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................................    $  16,063,210       $  15,957,003
Net Realized Gain..................................................       54,691,941          30,086,825
Net Unrealized Appreciation During the Period......................        1,495,425           5,783,287
                                                                       -------------       -------------
     Change in Net Assets from Operations..........................       72,250,576          51,827,115
                                                                       -------------       -------------
Distributions from Net Investment Income*..........................      (17,653,801)        (15,719,315)
Distributions in Excess of Net Investment Income*..................       (2,441,344)                 --
                                                                       -------------       -------------
Distributions from and in Excess of Net Investment Income*.........      (20,095,145)        (15,719,315)
Distributions from Net Realized Gains*.............................      (48,007,153)        (34,144,422)
                                                                       -------------       -------------
      Total Distributions..........................................      (68,102,298)        (49,863,737)

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES................        4,148,278           1,963,378
                                                                       -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................................       84,935,691          87,167,694
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................................       56,172,535          40,889,008
Cost of Shares Repurchased.........................................     (138,510,168)       (150,653,873)
                                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.................        2,598,058         (22,597,171)
                                                                       -------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............................        6,746,336         (20,633,793)
NET ASSETS:
Beginning of the Period............................................      455,588,359         476,222,152
                                                                       -------------       -------------
End of the Period (Including accumulated undistributed
  net investment income of ($1,807,183) and
  $1,590,591, respectively)........................................    $ 462,334,695       $ 455,588,359
                                                                       =============       =============

                                                                          Year Ended          Year Ended
*Distributions by Class                                            December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
     Class A Shares................................................    $ (16,890,943)      $ (13,429,245)
     Class B Shares................................................       (3,045,626)         (2,188,814)
     Class C Shares................................................         (158,576)           (101,256)
                                                                       -------------       -------------
                                                                       $ (20,095,145)      $ (15,719,315)
                                                                       =============       =============
Distributions from Net Realized Gain:
     Class A Shares................................................    $ (39,111,920)      $ (28,014,766)
     Class B Shares................................................       (8,428,584)         (5,855,197)
     Class C Shares................................................         (466,649)           (274,459)
                                                                       -------------       -------------
                                                                       $ (48,007,153)      $ (34,144,422)
                                                                       =============       =============

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                                                 ------------------------------------------------
Class A Shares                                      1997      1996     1995       1994      1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $15.054   $ 15.05   $13.24   $  15.12    $14.95
                                                 -------   -------   ------   --------    ------
Net Investment Income..........................     .600      .566      .68        .63       .69
Net Realized and Unrealized Gain/Loss..........    1.854     1.173     2.25    (1.5625)    1.365
                                                 -------   -------   ------   --------    ------
Total from Investment Operations...............    2.454     1.739     2.93     (.9325)    2.055
                                                 -------   -------   ------   --------    ------
Less:
     Distributions from and in Excess of
     Net Investment Income.....................     .730      .555    .7025        .62       .66
     Distributions from and in Excess of
     Net Realized Gain.........................    1.719     1.180    .4175      .3275     1.225
                                                 -------   -------   ------   --------    ------
Total Distributions............................    2.449     1.735     1.12      .9475     1.885
                                                 -------   -------   ------   --------    ------
Net Asset Value, End of the Period.............  $15.059   $15.054   $15.05   $  13.24    $15.12
                                                 =======   =======   ======   ========    ======
Total Return (a)...............................    16.91%    12.08%   22.46%     (6.43%)   13.56%
Net Assets at End of the Period (In millions)..  $ 376.4   $ 373.1   $394.5   $  369.7    $432.3
Ratio of Expenses to Average Net Assets........     1.04%     1.09%    1.00%      1.04%     1.02%
Ratio of Net Investment Income to
Average Net Assets.............................     3.58%     3.60%    4.62%      4.39%     4.37%
Portfolio Turnover.............................      170%      129%     130%       105%      134%
Average Commission Paid Per
Equity Share Traded (b)........................  $ .0599   $ .0605       --         --        --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

                        FINANCIAL HIGHLIGHTS (CONTINUED

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                                                 -----------------------------------------------
Class B Shares                                      1997      1996     1995       1994    1993(a)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $14.992   $ 14.99   $13.20   $  15.07    $14.90
                                                 -------   -------   ------   --------    ------
     Net Investment Income.....................     .470      .437      .56        .51       .56
     Net Realized and Unrealized Gain/Loss.....    1.848     1.180     2.23    (1.5505)    1.375
                                                 -------   -------   ------   --------    ------
Total from Investment Operations...............    2.318     1.617     2.79    (1.0405)    1.935
                                                 -------   -------   ------   --------    ------
Less:
     Distributions from and in Excess of
     Net Investment Income.....................     .610      .435    .5825       .502       .54
     Distributions from and in Excess of
     Net Realized Gain.........................    1.719     1.180    .4175      .3275     1.225
                                                  -------   -------   ------   --------    ------
Total Distributions............................    2.329     1.615     1.00      .8295     1.765
                                                 -------   -------   ------   --------    ------
Net Asset Value, End of the Period.............  $14.981   $14.992   $14.99   $  13.20    $15.07
                                                 =======   =======   ======   ========    ======
Total Return (b)...............................    15.98%    11.19%   21.46%     (7.11%)   12.68%
Net Assets at End of the Period (In millions)..  $  81.3   $  78.9   $ 78.1   $   71.1    $ 60.1
Ratio of Expenses to Average Net Assets........     1.82%     1.88%    1.81%      1.84%     1.73%
Ratio of Net Investment Income to
Average Net Assets.............................     2.80%     2.81%    3.81%      3.63%     3.62%
Portfolio Turnover.............................      170%      129%     130%       105%      134%
Average Commission Paid Per
Equity Share Traded (c)........................  $ .0599   $ .0605       --         --       --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------------------------
                                                                                                 October 26, 1993
                                                                                                    (Commencement
                                                              Year Ended December 31,         of Distribution) to
                                                     --------------------------------------
Class C Shares                                          1997      1996     1995       1994    December 31, 1993(a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period........................................   $15.079   $ 15.07   $13.25   $  15.13      $ 16.14
                                                     -------   -------   ------   --------      -------
     Net Investment Income........................      .448      .439      .56        .52          .15
     Net Realized and Unrealized
     Gain/Loss....................................     1.882     1.185     2.26    (1.5705)      (.0325)
                                                     -------   -------   ------   --------      -------
Total from Investment Operations..................     2.330     1.624     2.82    (1.0505)       .1175
                                                     -------   -------   ------   --------      -------
Less:
     Distributions from and in Excess
     of Net Investment Income.....................      .610      .435    .5825       .502         .125
     Distributions from and in Excess
     of Net Realized Gain.........................     1.719     1.180    .4175      .3275       1.0025
                                                     -------   -------   ------   --------      -------
Total Distributions...............................     2.329     1.615     1.00      .8295       1.1275
                                                     -------   -------   ------   --------      -------
Net Asset Value, End of the Period................   $15.080   $15.079   $15.07   $  13.25      $ 15.13
                                                     =======   =======   ======   ========      =======
Total Return (b)..................................     15.96%    11.20%   21.52%     (7.14%)        .93%*
Net Assets at End of the Period
(In millions).....................................   $   4.6   $   3.6   $  3.6   $    3.3      $   1.1
Ratio of Expenses to
Average Net Assets................................      1.82%     1.88%    1.80%      1.84%        1.90%
Ratio of Net Investment Income to
Average Net Assets................................      2.79%     2.81%    3.80%      3.72%        3.88%
Portfolio Turnover................................       170%      129%     130%       105%         134%
Average Commission Paid Per
Equity Share Traded (c)...........................   $ .0599   $ .0605       --         --           --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

*    Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Unlisted convertible securities are valued at the higher of their last bid price or the value of the securities issuable on conversion. Fixed income investments are stated at values using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 26% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1997

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $23,597,262 as a 28% rate capital gain distribution and $10,286,383 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders 20.36% of the distributions qualify for the dividend received deductions.

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $411,097,980; the aggregate gross unrealized appreciation is $54,513,093 and the aggregate gross unrealized depreciation is $7,292,268, resulting in net unrealized appreciation of $47,220,825.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net

                               December 31, 1997

realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent difference related to the recognition of market discount on bonds totaling $4,253,633 have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. Additionally, miscellaneous permanent difference of ($5,106) was reclassified from accumulated net investment income to accumulated net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $350 million.................................................... .55 of 1%
Next $350 million..................................................... .50 of 1%
Next $350 million..................................................... .45 of 1%
Over $1.05 billion.................................................... .40 of 1%

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $43,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $90,000 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $543,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year

                               December 31, 1997

period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.
At December 31, 1997, VKAC owned 10,929 Class A shares of the Fund.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At December 31, 1997, capital aggregated $322,661,130, $81,120,868 and
$4,653,860 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

-----------------------------------------------------------------------
                                                 SHARES           VALUE
-----------------------------------------------------------------------
Sales:
     Class A...............................   4,596,353   $  72,255,103
     Class B...............................     702,695      11,137,353
     Class C...............................      95,609       1,543,235
                                              ---------   -------------
Total Sales................................   5,394,657   $  84,935,691
                                              =========   =============
Dividend Reinvestment:
     Class A...............................   3,078,670   $  45,914,946
     Class B...............................     660,267       9,780,959
     Class C...............................      32,032         476,630
                                              ---------   -------------
Total Dividend Reinvestment................   3,770,969   $  56,172,535
                                              =========   =============
Repurchases:
     Class A...............................  (7,461,163)  $(118,439,608)
     Class B...............................  (1,201,555)    (19,139,823)
     Class C...............................     (58,685)       (930,737)
                                              ---------   -------------
Total Repurchases                            (8,721,403)  $(138,510,168)
                                              =========   =============

                               December 31, 1997

     At December 31, 1996, capital aggregated $322,930,689, $79,342,379 and
$3,564,732 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

-----------------------------------------------------------------------
                                                 SHARES           VALUE
-----------------------------------------------------------------------
Sales:
     Class A                                  4,875,165   $  75,494,408
     Class B                                    703,001      10,764,426
     Class C                                     58,788         908,860
                                              ---------   -------------
Total Sales                                   5,636,954   $  87,167,694
                                              =========   =============
Dividend Reinvestment:
     Class A                                  2,263,498   $  33,723,663
     Class B                                    463,576       6,871,379
     Class C                                     19,718         293,966
                                              ---------   -------------
Total Dividend Reinvestment                   2,746,792   $  40,889,008
                                              =========   =============
Repurchases:
     Class A                                 (8,572,686)  $(132,355,144)
     Class B                                 (1,109,391)    (16,975,680)
     Class C                                    (85,772)     (1,323,049)
                                              ---------   -------------
Total Repurchases                            (9,767,849)  $(150,653,873)
                                              =========   =============

                               December 31, 1997

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                           CONTINGENT DEFERRED
                                           SALES CHARGE
YEAR OF REDEMPTION                         CLASS B     CLASS C
--------------------------------------------------------------
First....................................     5.00%     1.00%
Second...................................     4.00%      None
Third....................................     3.00%      None
Fourth...................................     2.50%      None
Fifth....................................     1.50%      None
Sixth and Thereafter.....................      None      None


     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $48,500 and CDSC on the redeemed shares of Classes B and C of approximately $125,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $730,572,633 and $799,658,611, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $678,000.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements

     Included in the Prospectus:
          Financial Highlights

     Included in the Statement of Additional Information:
          Report of Independent Accountants
          Financial Statements
          Notes to Financial Statements

     (b)  Exhibits


           (1)(a)       First Amended and Restated Agreement and Declaration of
                        Trust(6)
              (b)       Certificate of Amendment(6)
              (c)       Amended and Restated Certificate of Designation+
           (2)          Amended and Restated Bylaws(6)
           (4)(a)       Specimen Class A Share Certificate(7)
              (b)       Specimen Class B Share Certificate(7)
              (c)       Specimen Class C Share Certificate(7)
           (5)          Investment Advisory Agreement+
           (6)(a)       Distribution and Service Agreement+
              (b)       Form of Dealer Agreement(7)
              (c)       Form of Broker Agreement(7)
              (d)       Form of Bank Agreement(7)
           (8)(a)       Custodian Agreement(8)
              (b)       Transfer Agency and Service Agreement+
           (9)(a)       Data Access Services Agreement(7)
              (b)       Fund Accounting Agreement+
          (10)          Opinion of Skadden, Arps, Slate, Meager & Flom (Illinois)(7)
          (11)          Consent of Price Waterhouse LLP+
          (14)(a)       Individual Retirement Account Brochure with Application(4)
               (b)      403(b)(7) Custodial Account(2)
               (c)      ORP 403(b)(7) Custodial Account(2)
               (d)      Retirement Plans for the Small Business -- Forms Package and
                        Plan Documents(5)
               (e)      Prototype Profit Sharing/Money Purchase Plan and Trust(1)
               (f)      Prototype 401(k) Plan and Trust(1)
               (g)      Salary Reduction Simplified Employee Pension Plan(3)
          (15)(a)       Plan of Distribution Pursuant to 12b-1(7)
               (b)      Form of Shareholder Assistance Agreement(7)
               (c)      Form of Administrative Service Agreement(7)
               (d)      Service Plan(7)
          (16)          Computation Measure for Performance Information+

          (17)(a)       List of Certain Investment Companies in Response to Item
                        29(a)(8)
               (b)      List of Officers and Directors of Van Kampen American
                        Capital Distributors, Inc. in Response to Item 29(b)(8)
          (18)          Amended Multiple Class Plan(7)
          (24)          Power of Attorney+
          (27)          Financial Data Schedules+


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, filed March 26, 1991.

(2) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Reserve Fund, File Number 2-50870, filed September 24, 1992.

(3) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital World Portfolio Series Trust, File Number 33-37879, filed September 24, 1993.

(4) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Reserve Fund, File Number 2-50870, filed September 24, 1993.

(5) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Government Securities Fund, File Number 2-90482, filed February 25, 1994.

(6) Incorporated herein by reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A, File Number 2-12685, filed April 24, 1996.


(7) Incorporated herein by reference to Post-Effective Amendment No. 78 to Registrant's Registration Statement on Form N-1A, File Number 2-12685, filed April 28, 1997.



(8) Incorporated herein by reference to Post-Effective Amendment No. 75 to Van Kampen American Capital Growth & Income Fund's Registration Statement on Form N-1A, File Number 2-21657 filed March 27, 1998.



+ Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See "General Information" in the Statement of Additional Information.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                              AS OF APRIL 3, 1998



                                        (2)
                              NUMBER OF RECORD HOLDERS
      (1)         ------------------------------------------------
 TITLE OF CLASS   CLASS A             CLASS B              CLASS C
 --------------   -------             -------              -------
Common shares of  20,232               5,014                 407
beneficial
interest, par
value $0.01 per
share


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of
(i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL HARBOR FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 24th day of April, 1998.


                                      VAN KAMPEN AMERICAN CAPITAL
                                      HARBOR FUND

                                      By:       /s/  RONALD A. NYBERG

                                         ---------------------------------------
                                          Ronald A. Nyberg, Vice President and
                                                        Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on April 24, 1998, by the following persons in the capacities indicated:



                     SIGNATURES                                      TITLE
                     ----------                                      -----
Principal Executive Officer:

              /s/  DENNIS J. MCDONNELL*                President and Trustee
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:
              /s/  EDWARD C. WOOD III*                 Vice President and Chief Financial
-----------------------------------------------------    Officer
                 Edward C. Wood III

Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

             /s/  RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/  DON G. POWELL*                   Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                  Chairman and Trustee
-----------------------------------------------------
                   Wayne W. Whalen
------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney filed herewith.

                /s/  RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact



                                                                  April 24, 1998

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND


               INDEX TO EXHIBITS TO AMENDMENT NO. 79 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                               ON APRIL 28, 1998



EXHIBIT
  NO.                          DESCRIPTION OF EXHIBIT
-------                        ----------------------
 (1) (c)    Amended and Restated Certificate of Designation
 (5)        Investment Advisory Agreement
 (6) (a)    Distribution and Service Agreement
 (8) (b)    Transfer Agency and Service Agreement
 (9) (b)    Fund Accounting Agreement
(11)        Consent of Price Waterhouse LLP
(16)        Computation Measure for Performance Information
(24)        Power of Attorney
(27)        Financial Data Schedules